SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                       Darlington County Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                       DARLINGTON COUNTY BANCSHARES, INC.
                                202 CASHUA STREET
                        DARLINGTON, SOUTH CAROLINA 29532
                     ---------------------------------------

                          SUPPLEMENT TO PROXY STATEMENT
                     ---------------------------------------

                                  April 3, 2003
DEAR SHAREHOLDER:

         The Company's Board of Directors gave notice on March 21, 2003 of the Company's 2003 Annual Meeting of Shareholder (the "Annual Meeting") to be held at the Company's principal office at 2002 Cashua Street, Darlington, South Carolina, on April 22, 2003, at 5:30 p.m. (Darlington Time) to elect four directors and to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Company's Proxy Statement dated March 21, 2003 pertaining to the Annual Meeting inadvertently omitted certain information. The information contained in this Supplement to Proxy Statement (this "Supplement") provides the omitted information.

         THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE COMPANY'S PROXY STATEMENT DATED MARCH 21, 2003 (THE "PROXY STATEMENT"), WHICH YOU SHOULD ALREADY HAVE RECEIVED. THIS SUPPLEMENT PROVIDES INFORMATION INADVERTENTLY OMITTED FROM THE PROXY STATEMENT. PLEASE READ THE PROXY STATEMENT AND THIS SUPPLEMENT CAREFULLY, SINCE TOGETHER THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING.

         IF YOU HAVE ALREADY COMPLETED AND SUBMITTED YOUR PROXY FOR THE ANNUAL MEETING AND WOULD LIKE TO REVOKE YOUR PREVIOUS PROXY IN ORDER TO SUBMIT A NEW ONE OR FOR ANY OTHER REASON, YOU MAY REVOKE YOUR PREVIOUS PROXY IN THE MANNER DESCRIBED ON PAGE 1 OF THE PROXY STATEMENT. YOU MAY OBTAIN A NEW PROXY CARD BY CONTACTING WILLIAM B. MCCOWN, III OR HENRY M. FUNDERBURK, III AT DARLINGTON COUNTY BANCSHARES, INC., 202 CASHUA STREET, DARLINGTON, SOUTH CAROLINA, 29540-0502, TEL: (843) 395-1956.

                              ELECTION OF DIRECTORS
                               ITEM 1 ON THE PROXY

         The information set forth below regarding Henry M. Funderburk, III supplements the information set forth under the headings "Executive Officers" and "Business Experience of Directors and Executive Officers" in the Proxy Statement.

         Henry M. Funderburk, III, is currently the Executive Vice President of the Company's sole subsidiary, Darlington County Bank, and has served in that capacity since 1989. He functions as the Chief Financial Officer of the Company. He is also one of the four nominees for director subject to the election of directors to be held at the Annual Meeting. At the Board of Directors meeting following the Annual Meeting, the Company expects that the Board will formally appoint Mr. Funderburk as the Executive Vice President and Chief Financial Officer of the Company.

                     SUPPLEMENT TO REPORT OF AUDIT COMMITTEE

         The information set forth below supplements the report of the Audit Committee contained in the Proxy Statement.

         All of the members of the Audit Committee of the Board of Directors are "independent" within the meaning of Rules 303.01(B)(2)(a) and (3) of the New York Stock Exchange ("NYSE"). A copy of the written charter of the Audit Committee of the Board of Directors is set forth in APPENDIX A to this Supplement.

Albert L. James, III
R.E. Goodson, Sr.
Eugene A. Vaughan

                              SHAREHOLDER PROPOSALS

      The text under the heading "Shareholder Proposals" in the Proxy Statement is replaced in its entirety by the following text.

      Proposals by shareholders for consideration at the 2004 Annual Meeting of Shareholders must be received at the Company's offices at 202 Cashua Street, Darlington, South Carolina 29532 no later than November 21, 2003, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 2004 Annual Meeting. Proposals by shareholders received after that date will not be included in the Company's proxy materials for its 2004 Annual Meeting. Shareholders submitting proposals for inclusion in the Company's proxy statement and form of proxy must comply with the proxy rules under the Securities Exchange Act of 1934, as amended. Under applicable regulations, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in those regulations are satisfied.

      Shareholder proposals may still be considered at the 2004 Annual Meeting even if they are not included in the Company's proxy materials for the 2004 Annual Meeting provided the proposals are timely submitted in accordance with the requirements of the Company's Bylaws described in this paragraph. The Bylaws of the Company require timely advance written notice of shareholder nominations of director candidates and of any other proposals to be presented at an annual meeting of shareholders. In the case of director nominations by shareholders, the Bylaws require that a shareholder's notice be delivered to the principal executive offices of the Company during the period of time from the 30th day to the 60th day prior to the annual meeting of shareholders at which directors are to be elected, unless such requirement is expressly waived in advance of the meeting by formal action of the board of directors. In the case of other proposals by shareholders at an annual meeting, the Bylaws require that advance written notice be delivered to the Company's Secretary (at the address indicated in the paragraph above). To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company between the 60th and 90th days prior to the first anniversary of the preceding year's annual meeting. For shareholder proposals to be timely submitted for such consideration at the 2004 Annual Meeting, such proposals must be received during the period of time from January 22, 2004 to February 21, 2004. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such shareholder notice must be so delivered between the 60th and 90th days prior to such annual meeting or within 10 days following the day on which public announcement of the date of such meeting is first made by the Company. The Bylaws also require that shareholder nominations for director and shareholder proposals must be in proper form as specified in the Bylaws. A copy of the Bylaws is available upon request to the Secretary of the Company at the address indicated above.


                         By order of the Board of Directors of the Company,

                         Albert L. James, III, Secretary

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

         The Board of directors of the Company has delegated to the Audit Committee the Board's responsibility for monitoring of the audit function of the Company which includes the selection of independent auditors, determination of the independence of the independent auditors, internal auditing and internal accounting controls.

         Members of the committee shall discharge their committee duties in accordance with standards prescribed for directors by the South Carolina Business Corporation Act of 1988, as amended, and using their business judgment.

MEMBERSHIP OF THE COMMITTEE

         The Committee is made up of three or more members of the Board of Directors who meet applicable independence standards and have the ability to read and understand fundamental financial statements.

         Members of the Committee are encouraged to make use of training opportunities and consultants to enhance their ability to perform their committee responsibilities.

SCOPE OF RESPONSIBILITIES

1. Recommend to the Board of Directors the selection of the Company's independent accountants, who shall be accountable to the Board of Directors and the Audit Committee, and when appropriate, their dismissal.

2. Review with the independent accountants their independence under applicable standards of independence and report the results of the review to the Board of Directors.

3.   Review and approve the audit plan of the independent accountants.

4.   Review and approve the audit plan of the internal auditors of the Company.

5. Meet with the independent accountants to review: (a) any problems encountered in the audit including any restrictions imposed by management; and (b ) the adequacy and effectiveness of administrative, operating and accounting policies of the Company.

6. Meet with the internal auditors to review: (a) any problems encountered in internal audits including any restrictions imposed by management; and (b ) the adequacy and effectiveness of administrative, operating and accounting policies of the Company.

7.   Review and approve all significant proposed accounting changes.

8. Review annual financial statements and report to the Board of Directors the committee's recommendation as to whether to include the audited financial statements in the Company's Annual Report on Form l0-K.

9. Investigate any matter which the committee deems to be in the interest of the Company and report its findings to the Board of Directors.

10. Review and approve any Audit Committee Report to be included in the Company's proxy statement.

COMMITTEE ACTIVITIES

1. The committee shall meet upon the call of its chairman and at such other times as it shall determine.

2. Meetings of the committee shall be open only to members of the committee and those invited to be present by the committee.

3. The committee is authorized to employ and consult with accountants, attorneys and other professionals to assist it.

4. The committee may meet together with. the audit committees of the Company's subsidiaries but no person who is not a member of the Company's audit committee shall be entitled to vote on any matter considered by the committee.

5. The committee shall have unlimited access to all employees, books and records of the Company.

6. The committee shall report its activities and recommendations to the Board of Directors at any regular or special meeting of the Board of Directors.

AMENDMENT OR REPEAL OF CHARTER

         The Board of Directors may amend or repeal this Charter and the duties of the Audit Committee at any time.